Summary of Future Amortization Expense Related to Intangible Assets Subject to Amortization (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Summary of future amortization expense related to our intangible assets subject to amortization
2013	$ 45	$ 60
2014	60	60
2015	60	60
2016	60	60
2017	61	61
Thereafter	1,272	1,272
Total	$ 1,558	$ 1,573